EXHIBIT 23.1


                               CONSENT OF COUNSEL


         We hereby consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.


                                              /s/ Robinson & Cole LLP
                                              -----------------------
                                              ROBINSON & COLE LLP


January 10, 2005
New York, New York